SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under Rule 14a-12

                       STARTECH ENVIRONMENTAL CORPORATION
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       STARTECH ENVIRONMENTAL CORPORATION

                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525





February 13, 2004



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Startech Environmental Corporation, to be held at our Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Friday, March 12, 2004 at 1:30 p.m. (Eastern Standard Time), and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

     To assure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

     I hope that you will attend the meeting and I look forward to seeing you there.

                                            Sincerely,



                                            /s/ JOSEPH F. LONGO
                                            -------------------
                                            JOSEPH F. LONGO
                                            Chairman of the Board

                       STARTECH ENVIRONMENTAL CORPORATION

                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525

                           Telephone: (203) 762 - 2499

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, MARCH 12, 2004


To the Shareholders of Startech Environmental Corporation:

     Notice is hereby given that the 2003 annual meeting of shareholders (the "Annual Meeting") of Startech Environmental Corporation, a Colorado corporation (the "Company"), will be held at the Company's Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Friday, March 12, 2004 at 1:30 p.m. (Eastern Standard Time) for the following purposes:

     1. To elect five directors to serve until the next annual meeting of shareholders;

     2. To ratify the appointment of Kostin, Ruffkess & Company, LLC as the Company's independent accountants for the fiscal year ending October 31, 2004; and

     3. To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

     The Board of Directors has set February 10, 2004 (the "Record Date"), as the record date for the meeting. Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available for inspection at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at the Company's office, during regular business hours.

     All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.



                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                            /s/ Joseph F. Longo
                                            -------------------
                                            Joseph F. Longo
                                            Secretary

Wilton, Connecticut
February 13, 2004

                       STARTECH ENVIRONMENTAL CORPORATION
                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525


                                 PROXY STATEMENT

     This proxy statement is being furnished to the holders of common stock, no par value per share (the "Common Stock") of Startech Environmental Corporation, a Colorado corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Company's 2003 annual meeting of shareholders to be held at 1:30 p.m. (Eastern Standard Time) on Friday, March 12, 2004 (the "Annual Meeting"), at the Company's Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut, and at any adjournments or postponements thereof. The matters to considered and acted upon at the Annual Meeting are described in this proxy statement.

     The principal executive offices of the Company are located at 15 Old Danbury Road, Suite 203, Wilton, Connecticut 06897. The proxy statement and accompanying proxy are first being mailed to the Company's shareholders on or about February 13, 2003.

                               VOTING AND PROXIES

What is the purpose of the Annual Meeting?

     At the Annual Meeting, shareholders will be asked to act upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors and ratification of the appointment of our independent accountants for the fiscal year ending October 31, 2004. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

     Only holders of record of shares of Common Stock at the close of business on February 10, 2004 (the "Record Date") are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share. We are authorized to issue 800,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value per share which shares of preferred stock do not have voting rights. There were issued and outstanding 16,835,501 shares of Common Stock as of the close of business on the Record Date.

     If you hold Common Stock through any other company's stock purchase or savings plan, you will receive voting instructions from that plan's administrator. Please sign and return those instructions promptly to assure that your shares of Common Stock are represented at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

     Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee (which is the same as the proxy card for shares held in the Company's 401(k) Plan).

     Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

     Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

     In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

     For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board, "FOR" ratification of the independent accountants).

What is the voting requirement to approve each of the proposals?

     In the election of directors, the five persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 16,835,501 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 8,434,586 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

     Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Joseph A. Equale and Joseph F. Longo, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

     If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended October 31, 2003 and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

                       Startech Environmental Corporation
                         15 Old Danbury Road, Suite 203
                                Wilton, CT 06897
                            Attn: Investor Relations
                                 (203) 762-2499

     Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

     The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

     We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the quarter ending April 30, 2004.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

     Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     o Shareholder of Record -- If your shares are registered directly in your name with the Company's transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

     o Beneficial Owner -- If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote you shares.

How will my proxy be voted?

     Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don't mark the boxes on my proxy?

     Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

     o The election of Douglas R. Ballew, Joseph A. Equale, Joseph F. Longo, Nicholas S. Perna and Kenneth J. Slepicka, as directors.

     o The ratification of the appointment of Kostin, Ruffkess & Company, LLC as our independent accountants for the fiscal year ending October 31, 2004.

Can I go to the Annual Meeting if I vote by proxy?

     Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

     No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

     SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members, all of one class. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board of Directors proposes that the five nominees described below, all of whom are currently serving as directors, be elected for a term of one year and until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Messr. Longo was elected at the last annual meeting of shareholders and Messrs. Douglas R. Ballew, Joseph A. Equale, Nicholas S. Perna and Kenneth J. Slepicka were appointed to the Board of Directors effective October 1, 2003.

     Set forth below are the names of the nominees, their present positions and offices with the Company, if applicable, their principal occupations during the past five years, directorships held with other corporations, certain other information, their ages and the year they became a director of the company.

DOUGLAS R. BALLEW, Director since 2003, age 39.

     Mr. Ballew is the Chief Financial Officer of Northshore Asset Management, LLC, and an investment management group located in Chicago, Illinois with assets under management of over $200 million. Prior to joining Northshore, he was Director of Finance for McCord Group, Inc. from 1998 to 2002 with revenue of $850 million. From 1990 to 1997, Mr. Ballew held a variety of positions with AMSTED Industries with revenue of $1.2 billion. Mr. Ballew has a broad range of experience in the manufacturing, finance and service industries. Mr. Ballew is a graduate of Valparaiso University with a B.S. in Accounting. He is a Certified Public Accountant in the State of Illinois and Nebraska. He is also a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.

JOSEPH A. EQUALE, Director since 2003, CPA, age 58.

     Mr. Equale is the founder and Managing Partner of Equale & Cirone, LLP (CPAs and advisors), which he founded with Mr. Cirone in January 1999. Prior to the formation of the partnership, and beginning in February 1994, Mr. Equale operated as a sole practitioner. Mr. Equale has spent over ten years in other professional practice units, including a predecessor firm of what is presently Deloitte & Touche LLP. In addition to his responsibilities as Managing Partner, Mr. Equale is in charge of the firm's quality control program. Mr. Equale has also spent over ten years in private industry, including an assignment as an Assistant Controller of Xerox Corporation. Mr. Equale is active in the accounting profession, where he serves as President-Elect and member of the Board of Governors of the 6,500 member Connecticut Society of CPAs (CSCPA). Mr. Equale is also a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants. Mr. Equale has served as an Adjunct Assistant Professor of Accounting at Sacred Heart University, Graduate School of Business in Fairfield, Connecticut. Mr. Equale received a B.A. in accounting from St. John's University and an MBA in finance from the University of Bridgeport.

JOSEPH F. LONGO, Chairman, Director since 1995, Chief Operating Officer, Secretary, age 71.

     Mr. Longo is the founder of Startech Corporation, a predecessor of the Company, in 1994. Mr. Longo was founder and Chief Operating Officer of the International Dynetics Corp., a waste industry capital equipment manufacturing company with multinational customers from 1969 to 1990. Prior thereto, he was Manager of New Product and Business Development for AMF from 1959 to 1969. He has been awarded many waste industry equipment patents, all of which have been successfully commercialized. He is a mechanical engineer and operating business executive, with more than 25 years of waste industry management experience. Mr. Longo was CEO, President and a Director of the Company from November 1995 until January 11, 2002.

NICHOLAS S. PERNA, Director since 2003, age 61.

     Mr. Perna is the Chief Economist and Managing Director of Perna Associates, which specializes in economic analysis, forecasting and strategy. Until 1999, Mr. Perna was Chief Economist for Fleet Financial Group, which position he previously held with Shawmut Bank and Connecticut National Bank. Prior thereto, Mr. Perna was an economist with General Electric, the Federal Reserve Bank of New York and the President's Counsel of Economic Advisors in Washington. Mr. Perna has served on the faculties of Williams College and New York University's Stern School of Business and is presently teaching economics part-time at Yale University in New Haven, Connecticut. Within the past year, Mr. Perna has appeared on the Jim Lehrer News hour, CBS Evening News, CNBC, NBC Nightly News, ABC Radio and NPR's All Things Considered. Mr. Perna is frequently quoted in the national and regional press and in January 2001, the Wall Street Journal cited him as one of the top economic forecasters in the United States. Mr. Perna presently serves on the Board of Directors of CIGNA Bank & Trust, a subsidiary of CIGNA Corp., where he is Chairman of the Risk Management Committee. In addition, Mr. Perna is a trustee of Mitchell College, a director of the Park Street Forum and an incorporator of the Ridgefield Community Center and St. Francis Hospital. Mr. Perna graduated magna cum laude from Boston College and has a Ph.D. in economics from the Massachusetts Institute of Technology.

KENNETH J. SLEPICKA, Director since 2003, age 47.

     Mr. Slepicka is the Senior Portfolio Manager of Northshore Asset Management, LLC and has held a variety of positions in the securities industry for the past twenty years. From 1998 to 2002, he was a Managing Director of River Capital Advisors, where he was responsible for the analysis of Collateralized Debt Obligation (CDO) structures, as well as performing credit analysis for investment grade corporate credits. From 1985 to 1998, Mr. Slepicka held positions of President of SBC Futures Inc. (currently UBS Futures Inc.), and was responsible for Exchange Traded Derivatives, was also an Executive Director of SBC/O'Connor, responsible for trading and risk management of the Fixed Income Derivative group, and was a Market Maker for equity options. Mr. Slepicka has also performed risk management consulting for institutional clients and has served on numerous committees at the Chicago Board of Trade, the Chicago Mercantile Exchange and the Chicago Board of Options. Mr. Slepicka served as Governor of the Board of Trade Clearing Corporation and currently is a Director for Hyperfeed Technologies. Mr. Slepicka received his MBA in finance from the J.L. Kellogg School of Management at Northwestern University.

     The Board of Directors recommends that shareholders vote "FOR" all five nominees.

                             OUR EXECUTIVE OFFICERS

JOSEPH S.  KLIMEK - Chief Executive Officer and President, age 67.

     Mr. Klimek served as a director of the Company from March 2002 to July 2003. Mr. Klimek has been CEO and President since January 11, 2002. Prior thereto, he was Executive Vice President and Chief Operating Officer since 1998. For the ten years prior to joining the Company in December 1998, Mr. Klimek was a Program Director and Vice President for Burns and Roe Services Company where he was also a member of its Board of Directors. At Burns and Roe, he was responsible for its telecommunications programs, and its Defense and Aerospace Program. Prior to joining Burns and Roe, Mr. Klimek was the Director of Business Operations for the Grumman Aerospace Company where he led many major programs that include the Apollo Space Mission Module, the Space Shuttle, the F-14, A6 and other combat aircraft. In addition, under his leadership, his division secured the contract and was responsible for Launch Operations of the NASA Kennedy Space Center.

     Mr. Klimek is an internationally recognized expert in the safe destruction of lethal chemical weapons and other dangerous materials. He has presented technical papers to the National Research Council, the Russian Academy of Sciences, the Military Institute of Chemistry and Radiometry, the Air Force Institute of Technology and Management and to other academic and environmental organizations.

PETER J. SCANLON, Vice President, Chief Financial Officer, age 54.

     Mr. Scanlon joined the Company as Controller in December 1998 until October 2003. On November 1, 2003, Mr. Scanlon was appointed to his current position of Chief Financial Officer. Prior to joining the Company, Mr. Scanlon was Director of Financial Services for Vivax Medical Corporation, a publicly traded manufacturing company located in Bristol, Connecticut, from November 1996 to December 1998. Prior to Vivax, Mr. Scanlon's extensive corporate financial and systems background includes 18 years with the IBM Corporation in the accounting, finance and financial systems areas. As Manager of International Finance Systems Development, Mr. Scanlon was successful in the development and installation of the reporting system being used by IBM's six largest international subsidiaries. While on a three-year assignment in London, England, he also developed and implemented financial procedures and controls for IBM's European manufacturing headquarters in Brentford, England.

RALPH N. DECHIARO, Vice President of Business Development, age 54.

     Mr. Dechiaro joined us as Vice President of Business Development in February 2002. Prior to joining us, he was the Commercial Program Manager at JFK International Air Terminal where he participated in the Terminal 4 Redevelopment Program from December 2000 to January 2002. Prior to JFK International, he was a Project Manager at Burns and Roe Enterprises from January 1975 to September 1984 and from September 1990 to December 2000 where he managed government, domestic and international projects. From September 1984 to September 1990 he was a System Manager at ITT Avionics where he was responsible for the development and implementation of applied business systems.

     Mr. Dechiaro also brings extensive government experience, where he served 28 years in the US Army culminating in retirement as a Lieutenant Colonel. In this capacity, Mr. Dechiaro completed varied command and staff assignments at all management levels culminating in the assignment as Assistant Chief of Staff for Information Management. He served as the Principal Staff Officer to the Commanding General providing contracting services, long range planning and implementation of all functions relative to communications, information services, contracting, and advanced technologies.

KARL N. HALE, Vice President of Engineering, age 40.

     Mr. Hale joined the Company in November 1999. Prior thereto, Mr. Hale was Manager of Demilitarization Programs for The Ensign-Bickford Company, from September 1991 through October 1999. In this function, he developed Government sector business opportunities and managed program implementation. Mr. Hale is a chemist by training and maintains Registered Environmental Manager status with the National Registry of Environmental Professionals. He is a recognized expert in the field of explosives industry Safety, Health and Environment. He has invented several novel processes for treatment of explosives industry waste materials.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information with respect to beneficial ownership of our Common Stock as of February 10, 2004 by (i) each person or entity who is known by us to own beneficially 5% or more of the outstanding shares of our Common Stock, (ii) each of our current directors, (iii) each named executive officer and (iv) all current directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on a review of filing with the Securities and Exchange Commission and on information furnished to us by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                      Percent of
Name and Address of Beneficial Owner                    Shares(1)      Total(1)
------------------------------------                    ---------      --------

Joseph S. Klimek (4)                                      413,286         2.5%

Joseph F. Longo (3)**                                   2,036,898        12.1%

Peter J. Scanlon (2)                                       85,234          *

Ralph N. Dechiaro (6)                                      15,444          *

Karl N. Hale (5)                                           73,452          *

Douglas R. Ballew (9)**                                         0          *

Joseph A. Equale**                                              0          *

Nicholas S. Perna**                                             0          *

Kenneth J. Slepicka (9)**                                       0          *

Northshore Asset Management, LLC                        4,663,647        27.7%
208 South LaSalle Suite 1201, Chicago, IL 60604

Paradigm Group LP (8)                                   3,094,945        18.4%
3000 Dundee Road, Suite 105, Northbrook, IL 60062

All Officers and Directors as a Group (9 persons) (7)   2,624,314        15.6%

*  Less than one (1%) percent.
** Nominees for Director included in total.

(1) The beneficial ownership is calculated based on 16,835,501 shares of our Common Stock outstanding as of February 10, 2004. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. In computing the number of shares beneficially owned by a person in the column and the percentage ownership of that person, shares of Common Stock subject to options held by that person that were exercisable at or within 60 days of February 10, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

(2) Includes 5,000 shares owned by his wife for which he disclaims beneficial ownership. Includes 70,000 shares subject to currently exercisable options and/or are exercisable within 60 days of February 10, 2004, and 10,234 shares that have vested through December 31, 2003 on the Company's 401k plan.

(3) Includes 310,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 10, 2004.

(4) Includes 340,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 10, 2004 and 18,035 shares that have vested through December 31, 2003 on the Company's 401k plan.

(5) Includes 60,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 10, 2004 and 13,452 shares that have vested through December 31, 2003 on the Company's 401k plan.

(6) Includes 3,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 10, 2004 and 4,944 shares that have vested through December 31, 2003 on the Company's 401k plan.

(7) Includes an aggregate of 788,000 shares held by all directors and executive officers that are subject to options that are currently exercisable and/or are exercisable within 60 days of February 10, 2004. See notes (3) through
     (6) above.

(8) Includes 1,598,416 warrants exercisable within 60 days hereof held by beneficial owners that are included in the first column..

(9) Does not include 4,663,647 shares of Common Stock owned by Northshore Asset Management, LLC, of which Messrs. Ballew and Slepicka are each a principal, in which securities Messrs. Ballew and Slepicka disclaim any beneficial interest except to the extent of their pecuniary interest therein.

                          BOARD MEETINGS AND COMMITTEES

     As a result of the change of control in July 2003 and the fact that Mr. Longo served as the only member of the Board of Directors from July 17, 2003 through October 1, 2003, during that period, the Board of Directors did not have a standing audit committee, compensation committee or nominating committee. Effective November 5, 2003, the Board of Directors appointed a standing audit committee and compensation committee, however, the Board of Directors does not presently have a standing nominating committee. The Board of Directors intends to evaluate its needs for a standing nominating committee during the fiscal year ending October 31, 2004.

Meetings of the Board of Directors

     The Board of Directors of the Company held ten (10) meetings during the fiscal year ended October 31, 2003 and acted by written consent on 5 occasions. All of the Company's directors that currently serve on the Board, attended at least 75% of the meetings of the Board of Directors and any applicable committee held while they were members of the Company's board of directors or the applicable committee.

     Prior to October 1, 2003, the entire Board of Directors, in conjunction with management, acted on compensation matters concerning salaries and incentive and non-statutory stock options granted to employees of the Company and administered the Company's employee stock option plans.

     In addition to the foregoing, the Company's directors discharged their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with each other and the executive officers regarding matters of interest and concern to the Company.

Audit Committee

     The audit committee consists of three Directors established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is responsible for policies, procedures and other matters relating to accounting, internal, financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following completion of each audit.

     Prior to the change of control in July 2003, the audit committee consisted of Mr. Richard M. Messina, Mr. Thomas E. Atkins, and Mr. Brendan J. Kennedy, each of whom resigned in July 2003. Following the change of control in July 2003, the Company did not have a standing audit committee until November 5, 2003, at which time, the Board of Directors appointed Joseph A. Equale (Chairman), Nicholas S. Perna and Douglas R. Ballew to the audit committee. Messrs. Equale and Perna are considered "independent," as defined in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers ("NASD") and SEC regulations. The Board of Directors has determined that based on the credentials of Mr. Equale, the Chairman of the Audit Committee, Mr. Equale qualifies as an audit committee financial expert within the meaning of SEC regulations. During fiscal year 2003, the audit committee held 4 meetings.

     The Audit Committee has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Annex A.

Compensation Committee

     The compensation committee consists of three Directors. The compensation committee is responsible for ensuring that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The compensation committee is also responsible for communicating to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

     Prior to the change of control in July 2003, the compensation committee consisted of Mr. John J. Joyner, Mr. Thomas E. Atkins, and Mr. Brendan J. Kennedy, each of whom resigned in July 2003. On November 5, 2003, the Board of Directors appointed Kenneth J. Slepicka (Chairman), Joseph A. Equale and Nicholas S. Perna as the members of the compensation committee. During fiscal year 2003, the compensation committee held 1 meeting.

     The Compensation Committee has adopted a written charter for the compensation committee, a copy of which is attached to this proxy statement as Annex B.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

     The audit committee acts under a written charter, which was adopted by the Board of Directors in August 2003. The charter, which includes standards set forth in SEC regulations and rules of the National Association of Securities Dealers, Inc. includes assisting the Company with:

     o    auditing and integrity of the Company's financial statements;
     o qualification and independence of the Company's independent accountants;
     o    performance of the Company's independent accountants;
     o compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and
     o    accounting and financial reporting process.

     As part of its auditing and integrity of the Company's financial statements, the audit committee reviewed and discussed with both management and the Company's independent accountants all financial statements prior to their issuance. Management advised the audit committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The audit committee also discussed with the Company's independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the audit committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Taking all of these reviews and discussions into account, the audit committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Joseph A. Equale (Chairman)
Nicholas S. Perna
Douglas R. Ballew


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

     Based solely on review of the copies of such forms furnished to the Company all Section 16(a) filing requirements applicable to its officers and directors were complied with for the fiscal year ended 2003, except that (i) Paradigm Group LP, for whom the Company has never received a copy of any forms required to be filed under Section 16(a) and (ii) Messrs. Ballew, Equale, Perna and Slepicka each did not timely file a Form 3 by October 1, 2003, the date on which they were appointed to the Board. The required Form 3's were filed before the end of November 2003.

                             STOCK PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                [GRAPHIC OMITTED]


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                           OF COMPANY AND BROAD MARKET

                                                             Fiscal Year Ended
                                     ---------------------------------------------------------------
COMPANY/INDEX/MARKET                 10/31/98   10/31/99   10/31/00   10/31/01   10/31/02   10/31/03
--------------------                 --------   --------   --------   --------   --------   --------
Startech Environmental Corporation    100.00     587.50     912.50     349.00     157.00     137.00
S&P 600 Small Cap Index               100.00     112.08     136.23     129.17     124.78     157.01
Russell 2000 Index                    100.00     114.91     130.95     117.39     104.51     145.14

     The above graph assumes an investment of $100.00 in the Company's Common
Stock and in each index beginning on October 31, 1998 with reinvestment of dividends and compares the five-year cumulative return of the Company with the comparable return of such indices. The comparison assumes that all dividends are reinvested.

                                       12

                             EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

     The Company compensates its executive officers in accordance with the provisions of their employment agreements, which were approved by the Board of Directors prior to the execution and delivery of these agreements. No bonuses were paid in fiscal 2003 and no executive officer was awarded any stock options, except Joseph S. Klimek, pursuant to his employment agreement.

Compensation Committee

Kenneth J. Slepicka (Chairman)
Joseph A. Equale
Nicholas S. Perna

Compensation of Directors

     Directors who are currently officers and employees of the Company, or who are not considered independent, receive no additional compensation for acting as a Director. Directors who are not officers or employees of the Company receive annual compensation of $10,000 per year, or $2,500 at the beginning of each fiscal quarter, reimbursement for out-of-pocket expenses and 10,000 stock options, or 2,500 options at the end of each fiscal quarter, which options are granted under the Company's 2000 Stock Option Plan. The exercise price of the options is equal to the closing price per share of Common Stock as of the last trading day of the fiscal quarter for which such options from the 2000 Option Plan are granted.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended October 31, 2003, no executive officer of ours served on the board of directors or compensation committee of another company that had an executive officer serving on the Company's Board of Directors. Kenneth J. Slepicka, Chairman of the compensation committee, is the Senior Portfolio Manager of Northshore Asset Management, LLC. Since July 18, 2003, Northshore has purchased an aggregate of 4,558,347 shares of Common Stock, representing approximately 28% of the issued and outstanding Common Stock, in exchange for $3.5 million, making Northshore the largest individual shareholder of the Company. In addition to Mr. Slepicka, Mr. Douglas R. Ballew, the Chief Financial Officer of Northshore, is also a member of the Board of Directors.

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and those other key executive officers of the Company whose total salary, bonus and other compensation earned for fiscal year ending October 31, 2003, 2002 or 2001 exceeded $100,000 (the "Named Executive Officers"):

                                                                          Long Term
                          Annual Compensation                        Compensation Awards
                          -------------------                        -------------------

                                 Fiscal                          # Shares
                                  Year                          Underlying       All other
 Name and Principal Position     Ended     Salary    Bonus(3)   Options (1)   Compensation (2)
 ---------------------------     -----     ------    --------   -----------   ----------------
Joseph S. Klimek -                2003    $185,000   $     0      10,000          $27,758
Chief Executive Officer           2002     185,000    60,000      50,000           28,900
and President                     2001     175,000    35,000      40,000           10,327

Karl N. Hale -                    2003    $130,000   $     0           0          $15,300
Vice President                    2002     130,000    25,000      25,000           15,530
of Engineering                    2001     128,000    12,000      25,000            7,292

Ralph N. Dechiaro -               2003    $130,000   $     0           0          $15,117
Vice President of                 2002      97,500         0       3,000           10,328
Business Development              2001           0         0           0                0

Robert L. DeRochie -              2003    $140,000   $     0           0          $ 7,000
Former Chief Financial Officer    2002     140,000    35,000      35,000           15,818
and Vice President of Investor    2001     140,000    30,000      35,000            8,402
Relations (4)

Kevin M. Black - Former Senior    2003    $145,833   $     0      10,000          $ 8,000
Vice President,  General          2002     175,000    50,000      40,000           20,658
Counsel and Secretary (5)         2001     175,000    35,000      40,000           10,500

(1) Options were granted under the 1995 Plan. All options granted in fiscal 2000 have an exercise price of $6.00 per share and expire in November 2010. For the options granted in fiscal year 2000 50% vested immediately upon the grant and the remaining 50% vested on November 1, 2001 if the person is an employee in good standing. For the options granted in fiscal year 2001 50% vested immediately upon the grant and the remaining 50% vested on December 20, 2001 if the person is an employee in good standing. These options will expire on December 20, 2011. For the options granted in fiscal year 2002 50% vested immediately upon the grant and the remaining 50% vested on December 13, 2002 if the person is an employee in good standing. These options will expire on December 13, 2012.

(2) Matching contribution to 401(k) Plan paid in Common Stock vesting over a three-year period, automobile allowance, and insurances.

(3) Bonuses reflected in this table were paid in December 2002 for employee performance in fiscal year ended October 31, 2002. There were no bonuses awarded or paid in December 2003 for the fiscal year ending October 31, 2003.

(4) Due to the expiration of Mr. DeRochie's employment agreement with the Company on October 31, 2003, Mr. DeRochie is no longer an executive officer of the Company.

(5) Reflects the compensation paid to Mr. Black through the end of his employment with the Company on August 27, 2003.

                             EMPLOYEE BENEFIT PLANS

1995 Stock Option Plan

     We adopted a Stock Option Plan in November 1995 (the "1995 Plan") under which a total of 2,000,000 shares are currently reserved for issuance to employees (including officers and directors who are employees) and other persons associated with us whose services have benefited us. Options granted pursuant to the plan are non-qualified stock options. The 1995 Plan is administered by the compensation committee of the board of directors which selects the employees to whom the options are granted, determines the number of shares subject to each option, sets the time or times when the options will be granted, determines the time when the options may be exercised and establishes the exercise date and price. The board determines the term of each option granted under the 1995 Plan, but in no event may the option grant exceed ten years. As of October 31, 2003, options to purchase an aggregate of 1,207,500 shares were outstanding at a weighted average exercise price of $5.98 per share and 8,089 shares remained available for future option grants under the 1995 Plan.

2000 Stock Option Plan

     Our 2000 Stock Option Plan (the "2000 Plan") was adopted by our board of directors in January 2000 and was approved by our stockholders in February 2000. The 2000 Plan authorizes the issuance of up to 1,000,000 shares of our Common Stock. As of October 31, 2003, 377,000 options have been granted under the 2000 Plan at an average exercise price of $1.82 per share and 20,000 options have been cancelled. On the issuance dates, the market value was the same as the exercise price; therefore, no compensation expense was recorded. As of October 31, 2003, 643,000 options are available to be granted under the 2000 Plan.

     The 2000 Plan provides for the grant of incentive stock options intended to qualify under section 422 of the Internal Revenue Code and nonstatutory stock options. Our officers, directors, employees and consultants, and employees and consultants of our majority-owned affiliated companies, are eligible to receive awards under the 2000 Plan.

     Optionees receive the rights to purchase a specified number of shares of Common Stock at a specified option price and subject to other terms and conditions as are specified in connection with the option grant. Generally, no portion of an incentive stock option may vest within twelve months of the grant.

     We may grant options at an exercise price greater than or equal to the fair market value of our Common Stock on the date of grant or not less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. Fair market value for purposes of the 2000 Plan is the closing market price of our Common Stock on the relevant date.

     Our compensation committee has administered the 2000 Plan. The compensation committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Plan and to interpret its provisions. The compensation committee selects the recipients of awards and determines the number of shares of Common Stock covered by the options and the dates upon which the options become exercisable and terminate, subject to provisions of the 2000 Plan. Incentive stock options must terminate within ten years of the grant. Nonstatutory options must terminate within fifteen years of the date of grant. The compensation committee has right to alter the terms of any option when granted or while outstanding pursuant to the terms of the 2000 Plan except the option price.

     All options automatically become exercisable in full in the event of a change in control (as defined in the 2000 Plan), death or disability of the optionee or as decided by the compensation committee. Upon retirement, options held at least one year become exercisable in full. If an optionee's employment with the Company is terminated for any reason, except death, disability or retirement, the optionee has three months in which to exercise an option (but only to the extent exercisable immediately after termination) unless the option by its terms expires earlier. Termination or other changes in employment status may affect the exercise period.

Stock Options Grants

     The following table sets forth certain information with respect to the options granted to the Named Executive Officers during fiscal year 2003:

                             Option Grants in Fiscal Year - 2003
                             -----------------------------------

                                 % of Total                           Hypothetical Realizable Value
                                  Options                              at Assumed Annual Rates of
                                 Granted to                           Stock Price Appreciation for
                    Number of    Employees                                    Option Term (2)
                     Options    2003 Fiscal   Exercise   Expiration   -----------------------------
Name               Granted(1)       Year        Price     Date (1)        5%(2)           10%(2)
----               ----------       ----        -----     --------        -----           ------
Joseph S. Klimek     10,000         10.0%       $0.93     12/31/12       $116,479         $150,074
Kevin M. Black       10,000         10.0%       $0.93     12/31/12       $116,479         $150,074

(1) These options were granted under the 2000 Plan on December 31, 2002 and 50% were not exercisable until December 31, 2003.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future Common Stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions.

Aggregate Option Exercises in Fiscal 2003 and Fiscal Year End Option Values

     The following table provides information related to options exercised by the Named Executive Officers during fiscal 2003 and the number and value of options held as of October 31, 2003:

                                                  Number of Shares             Value of Unexercised
                      Shares                   Underlying Unexercised          In-the-Money Options
                     Acquired              Options as of October 31, 2003    as of October 31, 2003(1)
                        on       Value     ------------------------------   ---------------------------
Name                 Exercise   Realized   Exercisable      Unexercisable   Exercisable   Unexercisable
----                 --------   --------   -----------      -------------   -----------   -------------

Joseph S. Klimek        -          -         345,000            5,000          2,200          2,200
Karl N. Hale            -          -          60,000              -              -              -
Ralph N. Dechiaro       -          -           3,000              -              -              -
Robert L. DeRochie      -          -         115,000              -              -              -
Kevin M. Black          -          -         335,000            5,000          2,200          2,200

     (1) Calculated on the basis of the fair market value of the Common Stock at October 31, 2003 of $1.37 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. See note (2) of the preceding table.

                                       16

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes our equity compensation plan information as of October 31, 2003. Information is included for equity compensation plans approved by the Company's shareholders and equity compensation plans not approved by the Company's shareholders.

Securities Authorized for Issuance under Equity Compensation Plans

                                                                                        Shares of Common Stock
                                                                                       remaining available for
                                Shares of Common Stock to be     Weighted-average       future issuance under
                                   issued upon exercise of       exercise price of    equity compensation plans
                                    outstanding options,       outstanding options,     (excluding securities
                                     warrants and rights        warrants and rights    reflected in column (a)

Plan Category                                (a)                        (b)                      (c)
---------------------------------------------------------------------------------------------------------------

Equity compensation plans                 357,000 (1)                  $1.98                   643,000 (3)
approved by security holders

Equity compensation plans not           3,786,286 (2)                   4.90                     8,089 (4)
approved by security holders

---------------------------------------------------------------------------------------------------------------
                        Total           4,143,286                       4.65                   651,089

----------

(1)  Includes options to purchase shares outstanding under the 2000 Plan.

(2) Includes options to purchase shares outstanding under the 1995 Plan and warrants issued in various private placements.

(3)  Includes shares available for future issuance under the 2000 Plan.

(4) Includes share available for future issuance under the 1995 Plan and warrants issued in various private placements.

     As of October 31, 2003, 643,000 shares were available under the 2000 Plan and 8,089 shares were available under the 1995 Plan.

Employment Agreements

     On November 1, 2000, Joseph S. Klimek, entered into an employment agreement with us to serve as President and Chief Executive Officer. The employment agreement provides Mr. Klimek with annual compensation of $185,000. The term of the agreement is four years expiring on November 1, 2004. The agreement requires us to grant Mr. Klimek no less than 10,000 options to purchase our Common Stock each year. In the event of a change in control, the agreement provide him with severance benefits that include: a lump sum payment of 150% of the amount the executive would have earned if he had received his salary payments through the expiration date of this agreement; an additional lump sum payment of $250,000; an immediate vesting of all options awarded to the executive as part of his agreement; an immediate right to sell the shares obtained through the exercise of those options without restriction as to dates, times or amounts, immediate vesting and transfer of ownership of all life insurance policies, and life and health benefits, including supplemental, vision and dental benefits if applicable, in an equal or better plan than the one currently provided to the executive and his family by the Company for a period of three years from the date of termination or constructive termination. In the event any payment or benefit received, or to be received, by the executive in connection with the termination of his employment, whether pursuant to his agreement or otherwise, is determined to be an excess parachute payment as defined in the Internal Revenue Code, and thus subject to the 20% Federal income tax, the amount of the benefits payable under his employment agreement will be reduced until they are no longer subject to such tax.

     Our employment agreement with this executive officer and our employment arrangements with other executive officers and significant employees, when entered into, impose customary confidentiality and non-compete obligations and provide for the assignment to us of all rights to any technology developed by the employee during the time of his or her employment.

     The Company's employment agreement with Robert L. DeRochie, the former Chief Financial Officer and Vice President of Investor Relations for the Company, expired effective October 31, 2003. In addition, the Company's employment agreement with Kevin M. Black, the former Senior Vice President, General Counsel and Secretary, was terminated effective August 27, 2003.

                                   PROPOSAL 2

                                 RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors on recommendation of the Audit Committee has appointed Kostin, Ruffkess & Company, LLC as independent accountants to examine the financial statements of the Company for the fiscal year ending October 31, 2004. The Board of Directors has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

     Kostin, Ruffkess & Company, LLC has served as the independent accountants for the Company since 1996. A representative of Kostin, Ruffkess & Company, LLC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees to Independent Accountants for Fiscal 2003 and 2002

     The following table presents fees for professional services rendered by Kostin, Ruffkess & Company, LLC ("KRC") for the audit of the Company's annual financial statements for fiscal 2003 and fiscal 2002 and fees billed for audit-related services, tax services and all other services rendered by KRC for fiscal 2003 and fiscal 2002.

                                 Fiscal 2003           Fiscal 2002
                                 -----------           -----------
                                           (in thousands)
                                 ---------------------------------

     (1)  Audit fees                 $31.5                $30.1
     (2)  Audit-related fees         $   0                $ 5.4
     (3)  Tax fees                   $   0                $   0
     (4)  All other fees             $   0                $   0

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by KRC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Audit Committee) of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors.

     The Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of Kostin, Ruffkess & Company, LLC as the Company's independent accountants for fiscal 2004.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

                                  ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 15 OLD DANBURY ROAD, WILTON, CONNECTICUT, 06897, ATTENTION: PETER J. SCANLON. THE FORM 10-K INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     The 2004 annual meeting of shareholders is expected to be held on or about March 4, 2005. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company's 2004 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than October 18, 2004. Proposals should be sent to Corporate Secretary, Startech Environmental Corporation, 15 Old Danbury Road, Suite 203, Wilton, Connecticut, 06897.

                                  OTHER MATTERS

     Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Joseph F. Longo
                                           -------------------
                                           Joseph F. Longo
                                           Secretary

                                                                         ANNEX A

                       STARTECH ENVIRONMENTAL CORPORATION

                             AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee
------------------------------

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Startech Environmental Corporation (the "Company") to assist the Board in overseeing and monitoring the:

     o    auditing and integrity of the Company's financial statements;
     o qualification and independence of the Company's independent auditors (the "Auditors");
     o    performance of the Company's Auditors;
     o compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and
     o    accounting and financial reporting process.

     The Committee shall be responsible for maintaining free and open communication (including private executive sessions at least annually) with the Auditors, the internal auditors and members of senior financial management.

     The function of the Committee is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, the duties of the Committee do not include the planning or conducting of audits or the presentation, preparation or integrity of the Company's financial statements or that the disclosures contained therein are complete and accurate and in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management. The Auditors are responsible for the audit of the Company's annual financial statements in accordance with generally accepted audit standards, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures, all in accordance with the standards of the profession.

Reliance on Information Provided
--------------------------------

     The Board acknowledges that the Company's internal auditor, as well as the Auditors, have more resources, time, knowledge and detailed information about the Company and its financial, accounting and auditing practices than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Auditors' work or auditing standards. Each member of the Committee shall be entitled to rely on
(i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Membership; Organization
------------------------

1. Number. The Committee shall consist of at least three (3) members of the Board, each of which are free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment and who otherwise comply with the standards set forth in this Charter.

2. Independence. Each member of the Committee shall satisfy the applicable independence requirements for serving on audit committees as set forth in the applicable rules of the National Association of Securities Dealers (the "NASD Rules") and in the rules adopted by the Securities and Exchange Commission (the "SEC") pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-OX Act"), as codified in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent such rules are applicable to the Company.

3. Financial Literacy. Each member of the Committee shall, at the time of his or her appointment to the Committee, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" as such term is defined by applicable SEC and NASD Rules. All members of the Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

4. Chairman. Unless a chairman of the Committee is designated by the Board, the members of the Committee shall elect a chairman (the "Chairman") by majority vote of the full Committee. The Chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the independent audit lead partner and the director of internal audit.

5. Compensation. The compensation of the Committee shall be as determined by the Board. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board or a committee thereof.

6. Selection and Removal. Members of the Committee shall be appointed by the Board. The Board may remove and replace members of the Committee, with or without cause, at any time.

Authority and Responsibility
----------------------------

1. General. The Committee shall have all authority (necessary or implied) in order to carry out its duties and responsibilities as well as such other duties as may be delegated from time to time by the Board. In carrying out such duties and responsibilities, the Committee's policies and procedures should remain flexible in order to react to changing conditions and circumstances. The policies and procedures set forth herein are therefore set forth as a guide with the understanding that the Committee may alter or supplement them as appropriate. The foregoing notwithstanding, in the event that the Committee is at any time unable, for whatever reason, to carry out its duties and responsibilities as well as such other duties as may be delegated from time to time by the Board under this Charter, the entire Board, as then composed, shall be responsible for carrying out the duties and responsibilities of the Committee, as well as such other duties as may be delegated from time to time by the Board.

2.   Oversight of the Auditors.

     (a) Selection. The Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating and replacing the Auditors (subject, if applicable, to stockholder ratification).

     (b) Independence. The Committee shall take appropriate actions to satisfy itself as to the independence of the Auditors. The Committee shall obtain and review a report from the Auditors at least annually regarding:

          (i)  the Auditors' internal quality-control procedures;

          (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

          (iii) any steps taken by the Auditors to deal with any such issues;
               and

          (iv) all relationships between the Auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1.

          The Committee shall actively engage in a dialogue with the Auditors with respect to evaluating the qualifications, performance and independence of the Auditors, including considering whether the auditors' quality controls are adequate and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions with respect to the Auditors to the Board annually in advance of the annual meeting of stockholders.

     (c) Compensation. The Committee shall be solely and directly responsible for approving and setting the compensation of the Auditors, including, but not limited to, all audit engagement fees and the terms of all non-audit engagements. The Committee is empowered, without further action by the Board, to cause the Company to pay the fees and expenses of the Auditors approved by the Committee.

     (d) Non-Audit Services. The Committee shall establish policies and procedures for the engagement of the Auditors to provide such non-audit services as may be legally performed in accordance with Rule 2-01(c)(4) of Regulation S-X, and for determining the compensation to be paid for such services, and consider whether the Auditors' performance of any non-audit services is compatible with the Auditors' independence in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall cause the Company to disclose in its periodic reports filed with the SEC the approval by the Committee of any non-audit services to be performed by the Auditors.

     (e) Pre-Approval of Services. The Committee shall pre-approve (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Committee) all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Auditors, subject to the "de minimis" safe harbor exceptions for non-audit services which are approved by the Committee prior to the completion of the audit in accordance with Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC (including Rule 2-01(c)(7) of Regulation S-X). In addition to the foregoing, the Committee shall obtain from the Auditors, annually, a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the Auditors for the most recent fiscal year, as well as the nature of the services comprising the fees disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor described above.

     (f) Oversight. The Auditors shall report directly to the Committee and the Committee shall be solely and directly responsibility for overseeing the Auditors (including reviewing and resolving disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In connection with its oversight role, the Committee shall from time to time, as appropriate, but at least quarterly, timely obtain and review the reports required to be made by the Auditors pursuant to Section 10A(k) of the Exchange Act and Rule 2-07 of Regulation S-X regarding:

          (i)  all critical accounting policies and practices;

          (ii) all alternative treatments of financial information within GAAP that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and

          (iii) other material written communications between the Auditors and management of the Company, such as any management letter or schedule of unadjusted differences.

          In addition to the foregoing, the Company shall receive and review audit reports, review with the Auditors any problems or difficulties the Auditors may have encountered in carrying out their responsibilities, and providing the Auditors with full access to the Committee and the Board to report on all appropriate matters.

     (g) Planning and Scope of Audit. The Committee shall meet with the Auditors prior to the audit to discuss the planning, staffing and scope of its audit work.

     (h) Conduct of the Audit. The Committee shall discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. In addition to the foregoing, the Committee shall discuss with the
          Auditors: (i) accounting adjustments that were identified or proposed by the Auditors and were not implemented; (ii) communications between the audit team and the Auditors national office relating to auditing or accounting issues presented by the engagement; (iii) any "management letter" issued or proposed to be issued by the Auditors to the Company and any other material written communications between the Auditors and management; and (iv) any issues identified or difficulties encountered by the Auditors with management's response to such adjustments, communications or letter.

     (i) Evaluation and Rotation of Lead Partner. The Committee shall review and evaluate the lead partner of the Auditors' team. To the extent required by law, the Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team.

     (j) Hiring of Employees. The Committee shall set clear policies for the Company's hiring of employees and former employees of the Auditors who participated in any capacity in the audit of the Company in the prior two years, which policies shall reflect any limitations required by law.

3.   Financial Statement and Disclosure Matters.

     (a) Discussion and Recommendation of Audited Financial Statements. The Committee shall review and discuss with management and the Auditors the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     (b) Discussion of Interim Financial Statements. The Committee shall review and discuss with management and the Auditors the Company's quarterly financial statements including in the Company's Quarterly Reports on Form 10-Q filed by the Company with the SEC, including the results of the Auditors' review of the quarterly financial statements and disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to the filing of a Quarterly Report on Form 10-Q.

     (c) Review of Financial Reporting Issues. The Committee shall discuss with management and the Auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and the Auditors' judgment about the quality, and not just acceptability, of the Company's accounting principles, and any major issues as to the adequacy of the Company's internal controls (including computerized information system controls and security) and any special steps adopted in light of material control deficiencies. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure.

     (d) Earnings Press Releases. The Committee shall discuss with management and the Auditors, as appropriate, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss generally the types of information to be disclosed and any presentations to be made. The Chief Financial Officer shall review earnings releases with the Chairman prior to their release to the public.

     (e) Regulatory and Accounting Initiatives. The Committee shall discuss with management and the Auditors the effect of regulatory and accounting initiatives on the Company's financial statements, as well as any off-balance sheet structures the Company has established. The Committee shall review with management and the Auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

     (f) Financial Risk Exposures. The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and procedures.

     (g) CEO and CFO Certification Process. The Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the annual reports on Form 10-K and the quarterly reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether material or not material, involving management or other employees who have a significant role in the Company's internal controls.

     (h) Report of Committee. Consistent with the exercise of its business judgment, the Committee shall prepare, for inclusion in the Company's Proxy Statement, the annual report of the Committee required by the rules of the SEC.

4.   Oversight of the Company's Internal Audit Function.

     (a) Performance Review. The Committee shall review and evaluate the performance of the head of the Company's internal auditing department and, if appropriate, recommend the selection of a new person. Any change in the incumbent in such position or in his or her compensation shall not be made without the approval of the Committee. The head of the Company's internal auditing department shall have unrestricted access to the Committee.

     (b) Internal Controls and Procedures. The Committee shall review and discuss with management, the internal auditor and, to the extent appropriate, the Auditors the adequacy and effectiveness of the Company's accounting and financial controls, records and system for monitoring and managing business risk [and legal compliance programs, including a review of the Company's response to any management letter provided by the Auditors and management's plans for implementing any necessary or desirable improvements in its internal accounting procedures and controls.

     (c) Internal Auditing Reports. The Committee shall provide oversight to internal audit activities, including reviewing the significant reports to management prepared by the internal auditing department and management's responses.

     (d) Planning and Scope of Internal Audit. The Committee shall discuss with the Auditors and the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

5.   Compliance Oversight Responsibilities.

     (a) Section 10A(b) of the Exchange Act. The Committee shall obtain assurance from the Auditors that Section 10A(b) of the Exchange Act, relating to the discovery by the Auditors of illegal acts that have or may have occurred, has not been implicated.

     (b) Compliance with Foreign Corrupt Practices Act. The Committee shall review and discuss with management and the internal auditor the Company's procedures and practices designed to insure that: (i) the Company's books, records, accounts and internal accounting controls are established and maintained in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, and (ii) there are adequate controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with Section 103(a) of the Foreign Corrupt Practices Act.

     (c) Regulatory Compliance, Conflicts of Interest and Ethical Conduct. The Committee shall periodically discuss with the Company's General Counsel or, as appropriate, outside counsel, the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct (including the Company's Code of Ethics for the Chief Executive Officer, Chief Financial Officer, Controller and Financial Managers (the "Code of Ethics") and the Company's Code of Business Conduct and Ethics), including any potential or actual conflicts of interest involving directors or officers of the Company. The Committee shall review and assess the adequacy of the Code of Ethics and the Company's Code of Business Conduct and Ethics. The Committee shall also review all related party transactions required to be disclosed under Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved by the Committee.

     (d) Procedures for Complaints. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     (e) Discussion of Legal Matters. Discuss with the Company's General Counsel or, as appropriate, outside counsel, legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Procedures and Administration
-----------------------------

1. Meetings. The Committee shall meet at least four (4) times per year and more frequently as it believes is necessary or appropriate to fulfill its duties and responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. A majority of the Committee shall constitute a quorum for the taking of any action at any meeting of the Committee and a majority of those members present at a meeting, a quorum being present, shall be required to approve any action taken by the Committee. The Chairman may call a meeting upon due notice to each other member not less than twenty-four (24) hours prior to such meeting and any member may call a meeting upon due notice to each other member not less than forty-eight (48) hours prior to such meeting. The Committee shall meet at least annually, in separate executive sessions, with (a) the Company's management, (b) the head of the Company's internal auditing department and
     (c) the Auditors.

2. Access to Information. In discharging its duties, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Company may request any Company personnel, or the Company's outside legal counsel or Auditors, to meet with the Committee or any of its members or advisors.

3. Subcommittees. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services; provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

4. Independent Advisors; Funding. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, who may be regular advisors to the Company. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any Auditors for audit, review or other similar services.

5. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate.

6. Administrative Expenses. The Committee is empowered, without further action by the Board, to cause the Company to provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

7. Reports to Board. The Committee shall keep such records of its meetings as it shall deem appropriate and make regular reports to the Board.

8. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board for approval any proposed changes which the Committee believes are necessary or appropriate.

9. Review of Committee's Performance. The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

                                                                         ANNEX B

                       STARTECH ENVIRONMENTAL CORPORATION

                         COMPENSATION COMMITTEE CHARTER

     The Board of Directors of Startech Environmental Corporation (the "Company") has constituted and established a Compensation Committee (the "Committee") with authority, responsibility, and specific duties as described in this Compensation Committee Charter.

COMPOSITION
-----------

     The Committee shall consist of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

MISSION STATEMENT AND PRINCIPAL FUNCTIONS
-----------------------------------------

The Committee's basic responsibility is to assure that the senior executives of the Company and its wholly-owned affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

     o Review the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and shareholder interests and aligns the interests of executive officers with the long-term interests of the Company's shareholders;

     o Approve base salaries, salary increases and other remuneration for officers and senior management of the Company, including participation in the Executive Stock Incentive Plan and Executive Cash Bonus Plan;

     o Report to the Board of Directors on the bases for the compensation for the Chief Executive Officer, the Chief Operating Officer and-the five most highly compensated executive officers of the Company (as determined under applicable rules of the Securities and Exchange Commission) and compensation policies applicable to the compensation of officers and senior management;

     o Review annually and determine the individual elements of total compensation for the Chief Executive Officer and communicate in the annual Board Compensation Committee;

     o Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Company's performance to the Chief Executive Officer's compensation;

     o Advise the Board of Directors if it believes that in its judgment the Company's executive compensation arrangements are reasonable and appropriate, meet their stated purpose (which, among other things, includes rewarding and creating incentives for high levels of individual and Company performance) and effectively serve the interests of the Company and its Stockholders;

     o Grant restricted stock and/or stock options under the Company's Stock Option Plan;

     o Review and approve the performance goals for all performance-based plans, review the results and approve payments required upon attainment of the goals;

     o Review and approve, if appropriate, recommendations by the Chief Executive Officer for discretionary bonuses;

     o Oversee the development of new compensation plans and the revision of old plans;

     o    Oversee directors compensation;

     o Review the employee benefit plans, including the retirement plans of the Company and its domestic subsidiaries, and either recommend plan changes to the Board or amend such plans, provided that any plan amendment which will have a material cost increase to the Company or material effect on the Company's employees requires Board approval;

     o Approve annual retainer and meeting fees for Board of Directors and committees of the Board and fix the terms and awards of stock compensation for members of the Board.

     o Review with the Chief Executive Officer matters relating, to management succession, including, but not limited to, compensation;

     o If appropriate, hire experts in the field of executive compensation to assist the Committee with its reviews; and

     o Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors, or as designated in plan documents.

MEETINGS
--------

     The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

     The meetings may be structured as follows:

     1.   September Meeting

          a.   A review of general competitive compensation data

          b.   Preview and overview of next year's compensation recommendation

     2.   December Meeting

          a.   Compensation recommendations for following year, including

               o Salary recommendations and bonus targets for senior executives

               o    Stock option grants

               o    Bonus plan performance targets

          b. Review of draft Compensation Committee report for proxy statement, including summary compensation table and stock performance graph statements

          c.   Executive Session

                       STARTECH ENVIRONMENTAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                ON MARCH 12, 2004

     The undersigned shareholder of Startech Environmental Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of Joseph
A. Equale and Joseph F. Longo as a proxy for the undersigned, each with full power of substitution, to vote all shares of common stock, no par value, of the Company which the undersigned is entitled to vote at the Company's annual meeting of shareholders for the fiscal year ended October 31, 2003, to be held at the Company's Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut on Friday, March 12, 2004 at 1:30 p.m. Eastern Standard Time and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

     FOR the nominees listed below           WITHHOLD AUTHORITY
     (except as marked to the                to vote for the nominee listed
     contrary below) [ ]                     below [ ]


(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee's name in the list below.)

DOUGLAS R. BALLEW              [ ]
JOSEPH A. EQUALE               [ ]
JOSEPH F. LONGO                [ ]
NICHOLAS S. PERNA              [ ]
KENNETH J. SLEPICKA            [ ]

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Kostin, Ruffkess & Company, LLC as the Company's independent public accountants for the fiscal year ending October 31, 2004:

          FOR [ ]                AGAINST [ ]              ABSTAIN [ ]

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

           (Continued and to be dated and signed on the other side.)

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     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEES FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2003 Annual Report to shareholders accompanying the same is hereby acknowledged.


     PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.


                                     Dated: _____________________________, 2004



                                     __________________________________________
                                     (Signature of Stockholder)


                                     __________________________________________
                                     (Signature of Stockholder)

                                     Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.